EXHIBIT 10.17

[Spanish and English translation of the Renewed San Sebastian Gold Mine Exploitation Concession/License (Renewed SSGM), Agreement No. 591 dated May 20, 2004.]


MINISTERIO DE ECONOMIA
REPUBLICA DE EL SALVADOR, C.A.

                                          San Salvador, 1 de junio de 2004

Se ha emitido el Acuerdo que literalmente dice:

"""San Salvador, 20 de mayo de 2004 -- ACUERDO No. 591 -- EL ORGANO EJECUTIVO EN EL RAMO DE ECONOMIA,

Vistas las diligencias promovidas por el por el Doctor Jose Antonio Alfaro Castro, mayor de edad, abogado de este domicilio, actuando en calidad de Apoderado General Judicial de la Sociedad "COMMERCE GROUP CORP.", relativas a la obtencion de Concesion para la Explotacion de Minerales, en los yacimientos de minerales metalicos de oro y plata, conocidos como "MINA SAN SEBASTIAN", de una extension superficial de UNO PUNTO VEINTITRES KILOMETROS CUADRADOS, situada en la Hacienda San Sebastian y San Sebastian El Coyolar, jurisdiccion de Santa Rosa de Lima, Departamento de La Union, identificada en la hoja cartografica numero 2656-IV NW, conocida como Santa Rosa de Lima

CONSIDERANDO:

I. Que con fecha dieciocho de Agosto del ano dos mil tres, se emitio el Acuerdo No. 741, en el cual se le otorgaba la concesion a dicha Sociedad; en el cual se ha detectado que en el mismo no consta la disponibilidad de los inmuebles para instalar las plantas de procesamiento, por lo cual es necesario dejar sin efecto el mencionada Acuerdo y emitir uno nuevo.

II. Que esta comprobado en autos, la existencia legal de la mencionada sociedad, la personeria juridica con que actua el solicitante y la disponibilidad del inmueble donde se encuentran los minerales.

III. Que la Direccion de Hidrocarburos y Minas, ordeno las publicaciones de Ley, y cabiendose declarado sin lugar la oposicion interpuesta por el Senor Santos Sostenes Sosa Melgar, tal como consta en folios 741, y despues de verificado el tramite de Ley correspondiente, se elevo las diligencias al Ministro de Economia con dictamen favorable a lo solicitado.

IV. Que se ha comprobado la disponibilidad de los inmuebles del area de explotacion y donde se ubicaran las plantas de procesamiento del mineral extraido de la Mina San Sebastian, para lo cual la Sociedad "COMMERCE GROUP CORP.", ha presentado el contrato de arrendamiento del inmueble donde funcionara la planta de procesamiento San Cristobal, ubicado en Jurisdiccion de Jocoro, Departamento de Morazan en terrenos propiedad de la Corporacion Salvadorena de Inversiones (CORSAIN), conocidos como Minas Montecristo, por un periodo de tres anos; asi como la autorizacion por parte del senor Edward Leon Machulak, propietario del inmueble ubicado en Hacienda El Coyolar, jurisdiccion de Santa Rosa de Lima, Departamento de La Union, para que se construya el Plantel El Paraiso.

POR TANTO:
De conformidad a lo dispuesto en el Articulo 43 de la Ley de Mineria y 34 de su Reglamento.

ACUERDA:
1. Dejase sin efecto el Acuerdo No. 741 de fecha dieciocho de Agosto del ano dos mil tres, el cual no se publico en el Diario Oficial;

2. Otorgar a la Sociedad "COMMERCE GROUP CORP.", concesion por el termino de TREINTA ANOS, contados a partir de la vigencia del presente Acuerdo, para la explotacion de los yacimientos de minerales metalicos de oro y plata, en el lugar conocido como "MINA SAN SEBASTIAN", de una extension superficial de UNO PUNTO VEINTITRES KILOMETROS CUADRADOS, situada en la Hacienda San Sebastian y San Sebastian El Coyolar, jurisdiccion de Santa Rosa de Lima, Departamento de La Union, identificada en la hoja cartografica numero 2656-IV NW, conocida como Santa Rosa de Lima.

3. La presente concesion confiere a la Titular, dentro de los limites de su area, y bajo las condiciones establecidas, la facultad exclusiva de extraer, procesar, transportar los minerales, para los cuales ha sido otorgada;

4. La explotacion y procesamiento de los minerales, debera realizarse de acuerdo a las exigencias de la tecnica e ingenieria de minas; de manera tal, que se prevengan, controlen, minimicen y compensen los efectos negativos que puedan causarse al medio ambiente; en tal sentido, se deberan tomar las medidas immediatas y necesarias para evitar o reducir tales efectos y compensarios con acciones de rehabilitacion o restablecimiento.

5. La Titular en referencia quedara sujeta a las obligaciones siguientes:

A) La explotacion de la mina, debera realizarse bajo las condiciones siguientes:

1) Explotacion a cielo abierto:

a) La extraccion del material debera realizarse conformando bancos descendentes escalonados. La plataforma o anchura de los bancos, debe ser tal que permita realizar las operaciones necesarias, como extraccion de material, carga y transporte, ademas, deben presentar pendiente minima hacia adentro de la plataforma;

b) La altura de los bancos, debera ser tal que permita la estabilidad de los mismos, con un angulo de reposo adecuado al material de corte;

c) Mantener un control de los frentes de trabajo, que permita el saneo y limpieza de estos, eliminando rocas inestables o sueltas, para evitar posibles derrumbes.

d) Las operaciones con explosivos, deben de ser debidamente planificadas y realizadas por personal competente, de tal manera que se evite el exceso de proyecciones de roca, o que genere inestabilidad en los frentes de trabajo no sujetos a esa operacion;

e) Para el control de la escorrentia superficial, construir contra cunetas al pie de talud de cada banco, con el objetivo de orientar dichas aguas a una red de drenaje principal para llevar dichas aguas a pozos sedimentadores;

f) Cuando los frentes de trabajo esten proximos a trabajos subterraneos, no permitir que se avance hasta una linea vertical sobre el trabajo subterraneo, hasta establecer que no representa un peligro para las personas que trabajan bajo tierra o a cielo abierto;

2) Explotacion subterranea

a) Las obras subterraneas deberan tener un soporte o reforzamiento adecuado, para la seguridad de las personas que permanezcan en la cavidad y la proteccion de los equipos que alli se encuentren;

b) Los tuneles en donde se efectuen trabajos, deberan ser equipados y mantenidos de tal manera que los trabajadores puedan trabajar y circular por ellos con el minimo riesgo, asi mismo deberan senalizarse para facilitar la orientacion de los trabajadores;

c) Las labores subterraneas de acceso autorizado deberan mantener un sistema de ventilacion e iluminacion en forma adecuada, que permita mantener un margen suficiente de seguridad y salud para los trabajadores;

d) Toda labor subterranea debera tener acceso a superficie mediante al menos dos salidas diferentes, solidamente establecidas, adecuadamente senalizadas y facilmente accesibles para los trabajadores del interior. Cuando la circulacion por estas salidas requiera un esfuerzo de los trabajadores, debera equiparse con medios mecanicos de transporte del personal;

e) Inspeccionar periodicamente la estabilidad de los tuneles y de su reforzamiento;

f) Establecer drenajes adecuados para el agua procedente de los tuneles de trabajo que las conduzcan a lagunas de neutralizacion;

3) Procesamiento del mineral

a) Procesar el mineral extraido del area concesionada, en el Plantel San Cristobal y en el Plantel El paraiso. En el Plantel San Cristobal, el procesamiento se realizara por trituracion y molienda con circuito de lixiviacion con cianuro en tanques agitadores con alimentacion continua, con recuperacion del mineral con carbon activado en contracorriente; y en el Plantel El Paraiso, el procesamiento se realizara por el proceso lixiviacion por pilas o Heap Leaching;

b) En el caso de utilizar otro proceso para la obtencion de oro, diferente a los mencionados en el literal a), la Sociedad en mencion debera solicitar autorizacion a la Direccion de Hidrocarburos y Minas;

c) Para el Plantel San Cristobal, presentar en un plazo de seis meses, a partir de la vigencia de la concesion, un estudio hidrogeologico del area donde funcionaran las presas de relave, en el que se especifique la direccion de flujo y profundidad del agua subterranea, y en base a eso establecer la ubicacion de los pozos de monitoreo y su programa de monitoreo;

d) Para el plantel El Paraiso, construir las presas de relaves, los depositos de esteriles, botaderos y pilas de lixiviacion del proceso de heap leaching, con las normas geotecnicas necesarias, de manera que se asegure su estabilidad, drenaje y seguridad hacia el medio ambiente y la poblacion cercana al proyecto; debiendo establecer un programa de mantenimiento, de dichas obras. Asi mismo establecer un programa de monitoreo de cianuro libre, para el agua de lavado del material agotado procedente del proceso en mencion;

B) Que el proceso Heap Leaching, a llevarse a cabo en el Plantel El Paraiso para el procesamiento del mineral, debera iniciarse hasta obtener el permiso ambiental correspondiente;

C) La viviendas que se encuentren dentro del area concesionada deberan ser reubicadas;

D) Cumplir con el Programa Tecnico de Explotacion establecido o presentar las modificaciones si las hubiere que complemente o sustituyan al programa original;

E) Presentar anualmente un informe sobre el desarrollo de la explotacion, de acuerdo a lo establecido en el Art. 25 letra h), de la Ley de Mineria;

F) La explotacion y procesamiento de los minerales, debera realizarse de acuerdo a las exigencias de la tecnica e ingenieria de minas; de manera tal, que se prevengan, controlen, minimicen y compensen los efecto negativos que puedan causarse al medio ambiente;

G) Permitir las labores de inspeccion y auditorlas de parte de los Delegados del Ministerio y la Direccion;

H) Cumplir con el pago de Regalias y Canones Superficiales, de conformidad a lo establecido en los Articulos 65, 66 y 67 de la Ley de Mineria; ademas cumplir con sus obligaciones fiscales de acuerdo a lo que las leyes respectivas establecen;

I) Capacitar personal tecnico y establecer programas de seguridad minera, a la vez dotar al personal de equipo de seguridad industrial necesario, para la proteccion en la realizacion de las labores mineras;

J) La concesionaria debera cumplir con la obligacion de preservar el medio ambiente; asimismo, con las demas obligaciones que se deriven de la Ley de Mineria y su Reglamento, el presente Acuerdo y el Contrato de Explotacion, asi como la Legislacion en materia laboral y otras normas que le fuesen aplicables;

K) La explotacion de la mina debera realizarse bajo la direccion tecnica de Ingenieros de minas;

L) Presentar a esta Direccion el Manual de Seguridad Minera, dentro del primer ano de otorgada la concesion, para su aprobacion;

M) Cumplir con lo establecido en el Manual de Seguridad Minera;

N) Renovar oportunamente la fianza o garantia de fiel cumplimiento a favor del Estado.

O) Renovar en un plazo maximo de treinta dias previo al vencimiento, el contrato de arrendamiento del inmueble donde funcionara la planta de procesamiento San Cristobal, ubicado en Jurisciddion de Jocoro, Departamento de Morazan en terrenos propiedad de la Corporacion
Salvadorena de Inversiones (CORSAIN), conocidos como Minas Montecristo.

6. El presente Acuerdo debera ser aceptado por escrito por la Titular, en el termino de ocho dias, contados desde el dia siguiente de su notificacion, caso contrario se revocara.

7. La concesion que por medio de este Acuerdo se concede, queda condicionada al otorgamiento del Contrato a que se refieren los Articulos 44 de la Ley de Mineria y 35, 36 y 37 de su Reglamento; para este efecto, una vez publicado en el Diario Oficial el presente Acuerdo, la Sociedad "COMMERCE GROUP CORP.", debera presentar al Ministerio de Economia un proyecto del Contrato que senalan esos Articulos, indicando el nombre del Notario, ante cuyos oficios se otorgara.

8. El presente Acuerdo entrara en vigencia a partir de su publicacion en el Diario Oficial. COMUNIQUESE. MIGUEL E. LACAYO, MINISTRO""""""

El que hago de su conocimiento para los efectos legales consiguientes.

                                     DIOS UNION LIBERTAD

                                     /s/ Eli Valle Flores

                                     ELI VALLE FLORES,
                                     JEFE DE ASESORIA JURIDICA

Exp-C-002-2002
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


MINISTRY OF ECONOMY                    San Salvador, 1st of June, 2004
Republic of El Salvador

The AGREEMENT has been issued that literally says:

"""San Salvador, 20th of May, 2004 -- AGREEMENT No. 591 --THE EXECUTIVE BRANCH IN THE AREA OF ECONOMY

In view of the representations made by Dr. Jose Antonio Alfaro Castro, adult, lawyer, of this domicile, acting in his capacity of General Power of Attorney for the Company "COMMERCE GROUP CORP.", relating to obtaining the Concession for the Exploitation of Minerals in the metallic mineral deposits of gold and silver known as "SAN SEBASTIAN GOLD MINE" of a surface extension of ONE POINT TWENTY THREE SQUARE KILOMETERS, located on the Hacienda San Sebastian and San Sebastian El Coyolar, jurisdiction of Santa Rosa de Lima, Department of La Union, identified in the cartographic sheet number 226576-IV NW, known as Santa Rosa de Lima.

CONSIDERING:

I. That with the date of August 15, 2003, Agreement No. 741 was issued in which the concession was granted to said Company; in which it was detected that in it there was no proof of the availability of the property to install the processing plant for that reason it is necessary to leave without effect the mentioned Agreement and issue a new one.

II. That it is proven in documents; the legal existence of the mentioned Company, the juridical personality with which the applicant acts, and the availability of the property where the minerals are located.

III. That the Directorate of Hydrocarbons and Mines ordered the publication by law and having declared without merit the opposition introduced by Mr. Santos Sostenes Sosa Melgar, as is stated in the archive 741, and after verifying the paper work of the corresponding Law, the application file was sent to the Minister of Economy with a decision favorable to the applicant.

IV. That the availability of the exploitation area has been proven where the processing plant will be located for the minerals extracted from the San Sebastian Mine for which the Company "COMMERCE GROUP CORP." has presented the lease contract for the property where the San Cristobal processing plant will function located in the jurisdiction of Jocoro, Department of Morazan on lands the property of the Salvadoran Investment Corporation (CORSAIN) known as Montecristo Mines, for a period of three years; as well as the authorization on the part of Mr. Edward Leon Machulak owner of the property located on Hacienda El Coyolar, jurisdiction of Santa Rosa de Lima, Department of La Union, so that the El Paraiso plant be constructed.

THEREFORE: In conformance with what is disposed in Article 43 of the Mining law and 34 of its Regulation.

IT IS AGREED:
1.    To leave without effect Agreement No. 741 dated
August 18, 2003 which was not published in the Federal Registry (Diario
Oficial);

2. To grant to the Company "COMMERCE GROUP CORP.", a concession for the term of thirty years counting from the entering into force of the present Agreement for the exploitation of metallic mineral deposits of gold and silver in the place known as "SAN SEBASTIAN GOLD MINE", of a surface extension of ONE POINT TWENTY THREE SQUARE KILOMETERS, located on the San Sebastian and San Sebastian El Coyolar Hacienda (ranch), jurisdiction of Santa Rosa de Lima, Department of La Union, identified on the cartographic sheet number 2656-IV NW, known as Santa Rosa de Lima.

3. The present concession confers to the owner, within the limits of his area and under the conditions established, the exclusive faculty to extract, process, and transport the minerals for which it has been granted;

4. The exploitation and processing of the minerals should be carried out in accordance with the requirements of mining techniques and engineering; in such a manner, that negative effects that can be caused to the environment are prevented, controlled, minimized and compensated; in such a way, immediate and necessary measures should be taken to avoid or reduce such effects and compensate them with actions of rehabilitation or re-establishment.

5. The owner in reference will remain subject to the following obligations:

A) The exploitation of the mine should be carried out under the following conditions:

1)    Open pit exploitation:,

a) The extraction of the material should be carried out forming descending banks in steps. The platform or anchor of the banks, should be such that it allows carrying out the necessary operations, such as extraction of material, load and transport, besides they should have a minimum incline toward the inside of the platform;

b) The altitude of the banks should be such that it allows for its stability with an angle of repose adequate to the cut material;

c) Maintain control of the work fronts that allows their sanitation and cleaning, eliminating unstable and lose rocks, to avoid possible landslides.

d) The operations with explosives should be duly planned and carried out with trained personnel, in such a manner that avoids the excess projection of rocks or that generate instability in the work fronts not subject to this operation;

e) For the control of the surface runoff, build channels at the foot of the slope of each bank, with the objective of orienting said waters toward a main drainage network to carry said waters to sedimentation wells;

f) When the work fronts are near to underground works do not allow them to advance to a vertical line over the underground work until establishing that they do not represent a danger for the persons working underground or in an open pit;

2)    Underground Exploitation

a) The underground works should have adequate support or reinforcement for the safety of the persons that remain in the adits and the protection of the equipment that is found there;

b) The tunnels where works are carried out should be equipped and maintained in such a manner that the workers can work and circulate with minimum risk, as well as have signing that facilitates the orientation of the workers;

c) The authorized access underground works should maintain a system of ventilation and illumination in adequate form that allows keeping a sufficient margin of security and health for the workers;

d) All underground work should have access to the surface by means of at least two different exits, solidly established, adequately signed and easily accessible for the interior mine workers. When the circulation through these exits requires an effort by the workers they should be equipped with mechanical means for transport of personnel;

e) Periodically inspect the stability of the tunnels and their reinforcement;

f) Establish adequate drainage for the water coming from the work tunnels that conducts them to neutralization lagoons.

3)    Processing of the Mineral

a) In the San Cristobal Plant and in the El Paraiso Plant, process the mineral extracted from the concession area. In the San Cristobal Plant the processing will be carried out by crushing and milling with a leaching circuit in agitator tanks with cyanide with continuous feed and with recovery of the mineral through activated carbon in countercurrent; and in the El Paraiso Plant the processing will be carried out through the leaching process by heap leaching.

b) In the case of using another process for obtaining the gold, different from those mentioned in point a), the Company in mention should request authorization from the Directorate of Hydrocarbons and Mines;

c) For the San Cristobal Plant, present a hydrogeological study within a period of six months from the start of the entering into force of the concession for the area where the re-washing dams will function in which will be specified the direction of flow and depth of underground water and based on this establish the location of the monitoring wells and their monitoring program;

d) For the San Cristobal Plant, build the washing dams, the sterile deposits, waste dumps, heap leach platforms for the process of heap leaching with the necessary geotechnical standards in a way that assures its stability, drainage and safety toward the environment and the population near to the project; and a maintenance program should be established for said works. As well, establish a program of monitoring of free cyanide for the wash water of the exhausted material coming from the process in mention;

B) That the heap leaching process to be carried out in the El Paraiso Plant for the processing of the mineral should be started only on obtaining the corresponding environmental permit;

C) The housing that is found within the concession area should be relocated;

D) Comply with the established Technical Exploitation program or present the modifications if there were any that complement or substitute to the original program;

E) Present a report annually about the development of the exploitation in accordance with what is established in Article 25 letter h) of the Mining law;

F) The exploitation and processing of the minerals should be carried out in accordance with the mining techniques and engineering requirements; in such a manner that negative effects that can be caused to the environment are prevented, controlled, minimized and compensated;

G) Allow the work of inspection and auditing on the part of the Delegates from the Ministry and the Directorate;

H) Comply with the payment of royalties and surface taxes in conformance to what is established in Articles 65, 66, and 67 of the Mining Law; besides complying with its fiscal obligations in accordance to what the respective laws establish;

I) Train technical personnel and establish programs of mining safety, at the same time provide to the personnel the necessary industrial safety equipment, for protection in carrying out their mining work;

J) The concession holder should comply with the obligation to preserve the environment, as well with the other obligations that derive from the Mining Law and its Regulations, the present Agreement and the Exploitation Contract, as well as the Legislation in Labor matters and other standards that are applicable;

K) The exploitation of the mine should be carried out under the technical direction of mining engineers;

L) Present to the Directorate, the Mining Safety Manual within the first year of having been granted the concession for its approval;

M)    Comply with what is established in the Mining Safety Manual;

N) Renovate on time the bond or guarantee of true compliance in favor of the State.

O) Renew in a maximum of thirty days prior to its termination, the lease contract for the property where the San Cristobal processing plant will function, located in the jurisdiction of Jocoro, Department of Morazan on lands the property of the Salvadoran Investment Corporation (CORSAIN) known as Montecristo Mines.


6. The present Agreement should be accepted in writing by the Owner in the term of eight days counting from the day following his notification, to the contrary it will be revoked.

7. The concession, that by means of this Agreement, is conceded remains conditioned on the granting of the Contract that is referred to in Articles 44 of the Mining Law and 35, 36 and 37 of its Regulation; for this purpose, once the present Agreement is published in the Federal Register (Diario Oficial) the Company "COMMERCE GROUP CORP." should present to the Ministry of Economy a draft of the Contract that these Articles indicate, indicating the name of the Notary before whose authority it will be granted.

8. The present Agreement will enter into force starting from its publication in the Federal Register (Diario Oficial). COMMUNICATE. MIGUEL E. LACAYO, MINISTER"""""""".


Which I bring to your knowledge for the consequent legal effects.

                         [SEAL OF THE MINISTRY OF ECONOMY]

                                DIOS, UNION, LIBERTAD

                                   ELI VALLE FLORES
                               CHIEF OF LEGAL COUNSEL


Exp-C-002-2002
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